UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2021

ACADIA REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue

Suite 300

Rye, New York 10580

(Address of principal executive offices) (Zip Code)

(914) 288-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	AKR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 29, 2021, Acadia Realty Limited Partnership, a Delaware limited partnership (the “Operating Partnership”), and its general partner, Acadia Realty Trust, a Maryland real estate investment trust (the “Company”), entered into a Second Amended and Restated Credit Agreement (the “Second Amended and Restated Credit Facility”) with Bank of America, N.A., as administrative agent, Wells Fargo Bank, National Association, Truist Bank, and PNC Bank, National Association, as syndication agents, BofA Securities, Inc. and Wells Fargo Securities, LLC, as joint bookrunners, and BofA Securities, Inc., Wells Fargo Securities, LLC, Truist Bank and PNC Capital Markets LLC, as joint lead arrangers and the lenders party thereto. The Second Amended and Restated Credit Facility amends and restates the Amended and Restated Credit Agreement entered into on February 20, 2018 by and among the Operating Partnership, as borrower, the Company and certain subsidiaries of the Operating Partnership from time to time party thereto, as guarantors, Bank of America, N.A., as administrative agent and swing line lender, PNC Bank, National Association and Wells Fargo Bank, National Association and TD Bank, N.A., as co-documentation agents, BofA Securities, Inc. as joint lead arranger and sole bookrunner, and PNC Capital Markets LLC and Wells Fargo Securities, LLC, as joint lead arrangers, as amended by the first amendment dated April 2, 2019, the second amendment dated October 8, 2019 and the third amendment dated December 17, 2020 (as amended, the “Existing Credit Facility”).

The Second Amended and Restated Credit Facility provides for an increase in the existing revolving credit facility from $250.0 million to $300.0 million and the extension of the term to June 29, 2025 (with an option to extend the maturity date for an additional six months up to two times), which includes the capacity to issue letters of credit in an amount of up to $60.0 million, and an increase in the term loan facility from $350.0 million to $400.0 million and the extension of the term to June 29, 2026.  The Second Amended and Restated Credit Facility has an accordion feature to increase its capacity to up to $900.0 million at the option of the Operating Partnership, subject to certain customary conditions.

The Company and certain subsidiaries of the Operating Partnership are the guarantors of the obligations of the Operating Partnership under the Second Amended and Restated Credit Facility. Prior to obtaining a credit rating of at least BBB- from S&P or Baa3 from Moody’s, each subsidiary that owns properties included in calculating compliance with financial covenants will be required to be a guarantor under the Second Amended and Restated Credit Facility.

Borrowings under the revolving credit facility and the term loan facility will accrue interest at the London Interbank Offered Rate (“LIBOR”) plus an applicable margin or at the base rate plus an applicable margin. The base rate is the highest of (i) the Federal Funds Rate plus 0.500%, (ii) the Bank of America prime rate, and (iii) one-month LIBOR determined two banking days prior to such date plus 1.000%. The applicable margin is a percentage per annum based on (i) a pricing level determined by the Company’s leverage ratio, or (ii) a pricing level determined by the Company’s debt ratings if the Operating Partnership makes an irrevocable credit rating election after obtaining a credit rating of at least BBB- from S&P or Baa3 from Moody’s.

The Operating Partnership has the right to terminate or reduce unused commitments under any facility without penalty or premium. The revolving credit facility is subject to a facility fee in an amount equal to the Operating Partnership’s revolving credit commitments (whether or not utilized) multiplied by a rate per annum equal to 20 basis points to 35 basis points, depending on the Operating Partnership’s leverage ratio, or, if the Operating Partnership makes the credit rating election after obtaining a credit rating of at least BBB- from S&P or Baa3 from Moody’s, in an amount equal to the aggregate amount of the Operating Partnership’s revolving credit commitments (whether or not utilized) multiplied by a rate per annum equal to 12.5 basis points to 30 basis points, depending upon the credit rating. Unused amounts under the facility are not subject to a separate fee.

The Second Amended and Restated Credit Facility is subject to compliance with a number of customary restrictive covenants, including financial covenants. The Second Amended and Restated Credit Facility also includes certain limitations on dividend payouts and distributions, and other customary affirmative and negative covenants.

The above summary of the Second Amended and Restated Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Credit Facility, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1

Second Amended and Restated Credit Agreement dated as of June 29, 2021, by and among Bank of America, N.A., as administrative agent, Wells Fargo Bank, National Association, Truist Bank, and PNC Bank, National Association, as syndication agents, BofA Securities, Inc. and Wells Fargo Securities, LLC, as joint bookrunners, and BofA Securities, Inc., Wells Fargo Securities, LLC, Truist Bank and PNC Capital Markets LLC, as joint lead arrangers and the lenders party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
Dated: July 1, 2021	(Registrant)

	By:	/s/ John Gottfried
	Name:	John Gottfried
	Title:	Sr. Vice President and Chief Financial Officer